Exhibit 32(2)
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Hess Corporation (the "Corporation") on Form 10-Q for the period ending March 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John P. Rielly, Executive Vice President and Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

By	/s/ John P. Rielly
JOHN P. RIELLY
EXECUTIVE VICE PRESIDENT AND
CHIEF FINANCIAL OFFICER
Date: May 8, 2025
A signed original of this written statement required by Section 906 has been provided to Hess Corporation and will be retained by Hess Corporation and furnished to the Securities and Exchange Commission or its staff upon request.